SKYLINE FUNDS

SKYLINE SPECIAL EQUITIES PORTFOLIO

Supplement dated November 6, 2006

to the Prospectus dated May 1, 2006

The fifth bullet point in the section “Rules that Apply to All Share Purchases” on pages 15-16 of the Prospectus is deleted and replaced with the following:

•       “The minimum initial investment to open an account is $1,000, and subsequent investments must be at least $100. The Fund may accept investments of smaller amounts under circumstances it deems appropriate and consistent with the interests of the shareholders. The Fund reserves the right to change the minimum investment amounts without prior notice.”

See also the supplement dated September 29, 2006 on the opposite side of this page.  Please retain this supplement for future reference.